Long-Term Debt	6 Months Ended
Jun. 30, 2013
Long-Term Debt [Abstract]
Long-Term Debt

6.Long –Term Debt

Facility	June 30, 2013	December 31, 2012
(a) Credit Facilities	863,078	939,514
(b) Term Bank Loans	575,573	502,913

Total	1,438,651	1,442,427
Less – current portion	(159,169)	(186,651)

Long-term portion	1,279,482	1,255,776

(a)Credit facilities

As at June 30, 2013, the Company had seven open reducing revolving credit facilities, all of which are reduced in semi-annual installments, and two open facilities which have both a reducing revolving credit component and a term bank loan component. At June 30, 2013 there is no available unused amount.

Interest is payable at a rate based on LIBOR plus a spread. At June 30, 2013, the interest rates on these facilities ranged from 1.56% to 5.69%.

(b)Term bank loans

Term loan balances outstanding at June 30, 2013 amounted to $575,573. These bank loans are payable in U.S. Dollars in semi-annual installments with balloon payments due at maturity between October 2016 and April 2022. Interest rates on the outstanding loans as at June 30, 2013, are based on LIBOR plus a spread.

At June 30, 2013, interest rates on these term bank loans ranged from 1.93% to 3.23%.

The weighted-average interest rates on the above executed loans for the applicable periods were:

Three months ended June 30, 2013	2.38%
Three months ended June 30, 2012	1.97%

Six months ended June 30, 2013	2.43%
Six months ended June 30, 2012	1.95%

The above revolving credit facilities and term bank loans are secured by first priority mortgages on all vessels, by assignments of earnings and insurances of the respectively mortgaged vessels, and by corporate guarantees of the relevant ship-owning subsidiaries.

The loan agreements include, among other covenants, covenants requiring the Company to obtain the lenders’ prior consent in order to incur or issue any financial indebtedness, additional borrowings, pay dividends in an amount more than 50% of cumulative net income (as defined in the related agreements), sell vessels and assets, and change the beneficial ownership or management of the vessels. Also, the covenants require the Company to maintain a minimum liquidity, not legally restricted, of $81,807 at June 30, 2013 and $99,375 at December 31, 2012, a minimum hull value in connection with the vessels’ outstanding loans, insurance coverage of the vessels against all customary risks and maintenance of operating bank accounts with minimum balances.

As at December 31, 2012, the Company was in non-compliance with minimum value-to-loan ratios contained in certain of its debt agreements. These agreements include terms in case of non-compliance with minimum value-to-loan ratios according to which the Company may be required to prepay indebtedness in the form of cash or provide additional security. Effective December 31, 2012 and for a period up to, and including, June 30, 2014,for those loans that were not compliant in respect of the value-to-loan covenant, certain lenders formally waived their rights, while the remainder did not seek immediate remedial action.

Following the conclusion of the waivers in late April 2013, an amount of $40,665 was reclassified within current liabilities representing the amount that the Company would be required to pay to satisfy the remaining loan-to-value ratio shortfall contained in loan agreements with a total outstanding debt as of June 30, 2013 of $448,946, in the event the lenders were to request such additional security in the form of cash payment.

As of December 31, 2012, the Company was not in compliance with the leverage ratio required by its loans. In this respect, the Company entered into amendatory agreements with its lenders which waive the non-compliance of the leverage ratio covenant referred to above by increasing the relevant ratio for the period from December 31, 2012 through July 1, 2014 from 70% to 80%, establishing in this respect compliance as at December 31, 2012 and June 30, 2013. Following these amendatory agreements and because management concluded that it is not probable that the amended ratio will fail to be met at any next measurement dates within the following 12 months, the debt was not classified as current in the December 31, 2012 and June 30, 2013 consolidated balance sheet in accordance with ASC 470-10.

For one of its loan agreements under which an amount of $34,855 was outstanding at December 31, 2012, on February 28, 2013, the Company entered into an amendatory agreement with the lenders which waives the non-compliance of the Security Cover ratio for a period from December 11, 2012 through September 6, 2013, and of the leverage ratio covenant throughout 2013, re-establishing compliance as of the balance sheet date. According to this agreement, the Company made a prepayment of $5,050 on February 28, 2013 against the balloon installment due in September 2013 and agreed increased interest rate margins during the waiver period and remaining term of the loan, which expires on September 6, 2013. On September 11, 2013 the Company fully repaid the outstanding amount of $26,815. (Note 13(c)).

As of December 31, 2011, a subsidiary, in which the Company has 51% interest, was not in compliance with the leverage ratio required by its loan. In this respect on April 16, 2012, the subsidiary entered into an amendatory agreement with the lenders which waived the non-compliance of the leverage ratio covenant referred to above for the period from December 31, 2011 through December 31, 2012. On April 8, 2013 the waiver period was extended to June 30, 2014 (inclusive).

The Company’s liquidity requirements relate primarily to servicing its debt, funding the equity portion of investments in vessels and funding expected capital expenditure on dry-dockings and working capital. As of June 30, 2013, the Company’s working capital (non-restricted net current assets), amounted to a deficit of $56.1 million ($51.1 million deficit at December 31, 2012). Net cash flow generated from operations is the Company’s main source of liquidity whereas other management alternatives to ensure service of the Company’s commitments include, but are not limited to the issuance of additional equity, re-negotiation of new-building commitments, utilization of suitable opportunities for asset sales, etc. Management believes, such alternatives along with current available cash holdings and cash expected to be generated from the operation of vessels, will be sufficient to meet the Company’s liquidity and working capital needs for a reasonable period of time. The annual principal payments required to be made after June 30, 2013, excluding hull cover ratio shortfall of $40,665 discussed above, are as follows:

Period/Year	Amount
July to December 2013	58,667
2014	120,495
2015	174,842
2016	270,406
2017	182,805
2018 and thereafter	631,436

1,438,651